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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________________________
FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 11, 2019
_______________________________
Realogy Holdings Corp.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35674	20-8050955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
_______________________________
Realogy Group LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-148153	20-4381990
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
_______________________________
175 Park Avenue
Madison, NJ 07940
(Address of principal executive offices) (Zip Code)
(973) 407-2000
(Registrant’s telephone number, including area code)
None
(Former name or former address if changed since last report)
_______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐
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Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 11, 2019, Realogy Holdings Corp. (the “Company”) announced that Charlotte C. Simonelli has been elected as Executive Vice President, Chief Financial Officer and Treasurer of the Company, effective March 25, 2019.
As of that date, Timothy B. Gustavson, who has served as the Company's Interim Chief Financial Officer and Treasurer, will continue in his role as Senior Vice President, Chief Accounting Officer and Controller of the Company.
A copy of the Company’s press release related to the foregoing is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Since January 2016, Ms. Simonelli, age 47, had been employed by Johnson & Johnson, a global holding company primarily focused on human health, most recently as Vice President and Chief Financial Officer, Medical Devices, from September 2017, and prior thereto, as Vice President and Chief Financial Officer, Enterprise Supply Chain. Previously, she held various finance roles in large multi-brand global organizations, including Reckitt Benckiser Inc. (a multinational consumer goods company), Kraft Foods Inc. (now Mondelez International Inc.), and PepsiCo, Inc. Ms. Simonelli served at Reckitt Benckiser from 2011 to 2015, including in the roles of Vice President, Finance, North America (from July 2014 to September 2015), Senior Vice President, Finance, ENA (a territory that included Europe, Israel and North America) from January 2012 to July 2014 and Senior Vice President, Finance, NAA (a territory that included North America, Australia and New Zealand) from April 2011 to December 2011. Ms. Simonelli began her career at Unilever US, Inc., focused on financial planning and analysis.
There have been no transactions and there are no currently proposed transactions in which the Company was or is to be a participant and in which Ms. Simonelli had or will have a direct or indirect material interest that requires disclosure pursuant to Item 404(a) of Regulation S-K.
Pursuant to a letter agreement between the Company and Ms. Simonelli, she will be entitled to an annual base salary of $650,000. Additionally, she will be eligible to participate in the Company’s (i) annual cash incentive plan with her individual target eligible funding equal to 100% of her eligible earnings in the applicable performance year and (ii) long-term incentive program with the composition of her 2019 equity award (valued at approximately $1.1 million) to be generally consistent with the Company’s 2019 executive equity program determined by the Compensation Committee and comprised of performance share units (“PSUs”), restricted stock units vesting ratably over three years and options vesting ratably over four years. The 2019 PSUs will be based upon achievement of metrics over a three-year period ending December 31, 2021. Ms. Simonelli will also receive an onboarding grant of restricted stock units (valued at $1.0 million) that will vest on each of the first three anniversaries of the grant date. Ms. Simonelli’s equity awards are expected to be granted on or about March 25, 2019 and will be subject to the Company’s Clawback Policy. Ms. Simonelli will be entitled to participate in Company employee benefits and programs as generally available to other senior executives of the Company. Ms. Simonelli’s employment is at-will.
Ms. Simonelli will also be eligible to become a participant in the Company’s Executive Severance and Executive Change in Control Plans following her execution of an Executive Restrictive Covenant Agreement with the Company, which includes a non-competition period of two years and a non-solicitation period of three years following a termination of employment for any reason. The Executive Severance Plan provides for severance protections upon certain terminations of employment not related to a change in control while the Executive Change in Control Plan provides for protections for certain terminations in connection with a change in control. The Company’s Clawback Policy applies in the event Ms. Simonelli breaches the restrictive covenants under the Executive Restrictive Covenant Agreement.
The Company will also enter into its standard Indemnification Agreement with Ms. Simonelli. Pursuant to the Indemnification Agreement, the Company agrees to indemnify Ms. Simonelli to the fullest extent permitted, and in the manner permitted, by applicable law as in effect as of the date of the Indemnification Agreement or as such laws may, from time to time, be amended (but only if amended in a way that broadens the right to indemnification and advancement of expenses), subject to the terms and limitations provided therein.
The foregoing descriptions of the material terms of Ms. Simonelli’s letter agreement with the Company, the Restrictive Covenant Agreement, the Executive Severance Plan, the Executive Change in Control Plan, and the Indemnification Agreement do not purport to be complete descriptions and are qualified in their entirety by reference to the documents which are filed, respectively, as Exhibits 10.1 to 10.5 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Letter Agreement dated February 28, 2019 between Realogy Holdings Corp. and Charlotte Simonelli.

10.2	Form of Realogy Holdings Corp. Executive Restrictive Covenant Agreement (incorporated by reference to Exhibit 10.3 to Realogy Holdings Corp.'s Current Report on Form 8-K filed November 6, 2018).

10.3	Realogy Holdings Corp. Severance Pay Plan for Executives (incorporated by reference to Exhibit 10.1 to Realogy Holdings Corp.'s Current Report on Form 8-K filed November 6, 2018).

10.4	Realogy Holdings Corp. Change in Control Plan for Executives (incorporated by reference to Exhibit 10.2 to Realogy Holdings Corp.'s Current Report on Form 8-K filed November 6, 2018).

10.5	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.79 to Realogy Holdings Corp.'s Registration Statement on Form S-1 (File No. 333-181988)).

99.1	Press Release dated March 11, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY HOLDINGS CORP.

By:	/s/ Timothy B. Gustavson
Timothy B. Gustavson, Interim Chief Financial Officer and Treasurer, Chief Accounting Officer, Controller and Senior Vice President
Date: March 11, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY GROUP LLC

By:	/s/ Timothy B. Gustavson
Timothy B. Gustavson, Interim Chief Financial Officer and Treasurer, Chief Accounting Officer, Controller and Senior Vice President
Date: March 11, 2019

EXHIBIT INDEX
Exhibit No.	Description
10.1	Letter Agreement dated February 28, 2019 between Realogy Holdings Corp. and Charlotte Simonelli.

10.2	Form of Realogy Holdings Corp. Executive Restrictive Covenant Agreement (incorporated by reference to Exhibit 10.3 to Realogy Holdings Corp.'s Current Report on Form 8-K filed November 6, 2018).

10.3	Realogy Holdings Corp. Severance Pay Plan for Executives (incorporated by reference to Exhibit 10.1 to Realogy Holdings Corp.'s Current Report on Form 8-K filed November 6, 2018).

10.4	Realogy Holdings Corp. Change in Control Plan for Executives (incorporated by reference to Exhibit 10.2 to Realogy Holdings Corp.'s Current Report on Form 8-K filed November 6, 2018).

10.5	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.79 to Realogy Holdings Corp.'s Registration Statement on Form S-1 (File No. 333-181988)).

99.1	Press Release dated March 11, 2019.